                                                                    EXHIBIT - 25

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

                 800 Nicollet Mall
              Minneapolis, Minnesota                             55402
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(Address of principal executive offices)                  (Zip Code)

                                  Frank Leslie
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3913
            (Name, address and telephone number of agent for service)

                           ARDENT HEALTH SERVICES LLC
                     (Issuer with respect to the Securities)

             Delaware                                       62-1862223

 (State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                       Identification No.)

    One Burton Hills Boulevard, Suite 250                     37215
    Nashville, Tennessee

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    (Address of Principal Executive Offices)                (Zip Code)

                     10% SENIOR SUBORDINATED NOTES DUE 2013
                       (TITLE OF THE INDENTURE SECURITIES)

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

                         TABLE OF ADDITIONAL REGISTRANTS

                                          STATE OR OTHER
                                         JURISDICTION OF       I.R.S. EMPLOYER
EXACT NAME OF REGISTRANT AS              INCORPORATION OR       IDENTIFICATION
SPECIFIED IN ITS CHARTER                   ORGANIZATION             NUMBER             ADDRESS OF PRINCIPAL EXECUTIVE OFFICES
Ardent Health Services, Inc.                 Delaware             92-0189593           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

AHS Albuquerque Holdings, LLC               New Mexico            04-3655159           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

AHS Cumberland Hospital, LLC                 Virginia             02-0567575           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

AHS Kentucky Holdings, Inc.                  Delaware             62-1870159           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

AHS Kentucky Hospitals, Inc.                 Delaware             62-1870165           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

AHS Louisiana Holdings, Inc.                 Delaware             62-1862999           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

AHS Louisiana Hospitals, Inc.                Delaware             62-1862997           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

AHS Management Company, Inc.                 Tennessee            62-1743438           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

AHS New Mexico Holdings, Inc.               New Mexico            03-0430287           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

AHS Research and Review, LLC                New Mexico            42-1581498           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

AHS Samaritan Hospital, LLC                  Kentucky             62-1870151           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

AHS S.E.D. Medical Laboratories, Inc.       New Mexico            85-0353482           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

AHS Summit Hospital, LLC                     Delaware             62-1862578           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

Ardent Medical Services, Inc.                Delaware             62-1862179           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

Behavioral Healthcare Corporation            Delaware             62-1516830           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Alhambra Hospital, Inc.                  Tennessee            62-1658521           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Belmont Pines Hospital, Inc.             Tennessee            62-1658523           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Cedar Vista Hospital, Inc.              California            77-0359473           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Columbus Hospital, Inc.                  Tennessee            62-1664739           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Fairfax Hospital, Inc.                   Tennessee            62-1658528           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Fox Run Hospital, Inc.                   Tennessee            62-1658531           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Fremont Hospital, Inc.                   Tennessee            62-1658532           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Gulf Coast Management Group, Inc.        Tennessee            62-1690695           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Health Services of Nevada,                Nevada              88-0300031           One Burton Hills Boulevard, Suite 250
Inc.                                                                                   Nashville, TN 37215

BHC Heritage Oaks Hospital, Inc.             Tennessee            62-1658494           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Hospital Holdings, Inc.                  Delaware             41-2052298           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Intermountain Hospital, Inc.             Tennessee            62-1658493           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Lebanon Hospital, Inc.                   Tennessee            62-1664738           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Management Holdings, Inc.                Delaware             41-2052303           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Management Services, LLC                 Delaware             62-1849455           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Management Services of                   Delaware             62-1843640           One Burton Hills Boulevard, Suite 250
Indiana, LLC                                                                           Nashville, TN 37215

BHC Management Services of                   Delaware             62-1843655           One Burton Hills Boulevard, Suite 250
Kentucky, LLC                                                                          Nashville, TN 37215

BHC Management Services of New               Delaware             62-1843651           One Burton Hills Boulevard, Suite 250
Mexico, LLC                                                                            Nashville, TN 37215

BHC Management Services of                   Delaware             62-1843658           One Burton Hills Boulevard, Suite 250
Streamwood, LLC                                                                        Nashville, TN 37215

BHC Meadows Partner, Inc.                    Delaware             62-1660784           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Montevista Hospital, Inc.                 Nevada              88-0299907           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Northwest Psychiatric                    Delaware             20-0085660           One Burton Hills Boulevard, Suite 250
Hospital, LLC                                                                          Nashville, TN 37215

BHC of Indiana, General                      Tennessee            62-1780700           One Burton Hills Boulevard, Suite 250
Partnership                                                                            Nashville, TN 37215

BHC of Northern Indiana, Inc.                Tennessee            62-1664737           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Physician Services of                    Delaware             62-1843636           One Burton Hills Boulevard, Suite 250
Kentucky, LLC                                                                          Nashville, TN 37215

BHC Pinnacle Pointe Hospital,                Tennessee            62-1658502           One Burton Hills Boulevard, Suite 250
Inc.                                                                                   Nashville, TN 37215

BHC Properties, Inc.                         Tennessee            62-1660875           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Sierra Vista Hospital, Inc.              Tennessee            62-1658512           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Spirit of St. Louis                      Tennessee            62-1658513           One Burton Hills Boulevard, Suite 250
Hospital, Inc.                                                                         Nashville, TN 37215

BHC Streamwood Hospital, Inc.                Tennessee            62-1658515           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Valle Vista Hospital, Inc.               Tennessee            62-1658516           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

BHC Windsor Hospital, Inc.                     Ohio               34-1827645           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

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
Bloomington Meadows, G.P.                    Delaware             35-1858510           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

Columbus Hospital, LLC                       Delaware             62-1740367           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

Indiana Psychiatric Institutes, Inc.         Delaware             52-1652319           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

Lebanon Hospital, LLC                        Delaware             62-1740370           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

Mesilla Valley General                      New Mexico            85-0337300           One Burton Hills Boulevard, Suite 250
Partnership                                                                            Nashville, TN 37215

Mesilla Valley Mental Health                New Mexico            85-0338767           One Burton Hills Boulevard, Suite 250
Associates, Inc.                                                                       Nashville, TN 37215

Northern Indiana Hospital, LLC               Delaware             62-1741384           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

Valle Vista, LLC                             Delaware             62-1740366           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

Willow Springs, LLC                          Delaware             62-1814471           One Burton Hills Boulevard, Suite 250
                                                                                       Nashville, TN 37215

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.
                                Comptroller of the Currency
                                Washington, D.C.

         b)   Whether it is authorized to exercise corporate trust powers.
                                Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
              None

ITEMS 3-15    Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

              1.  A copy of the Articles of Association of the Trustee.*

              2. A copy of the certificate of authority of the Trustee to commence business.*

              3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

              4.  A copy of the existing bylaws of the Trustee.*

              5. A copy of each Indenture referred to in Item 4. Not applicable.

              6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

              7. Report of Condition of the Trustee as of June 30, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

         * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 30th day of October, 2003.

                                     U.S. BANK NATIONAL ASSOCIATION

                                     By: /s/ Frank P. Leslie III
                                         --------------------------------
                                         Frank P. Leslie III
                                         Vice President

By: /s/ Lori-Anne Rosenberg
    -----------------------------------
    Lori-Anne Rosenberg
    Assistant Vice President

                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: October 30, 2003

                                         U.S. BANK NATIONAL ASSOCIATION

                                         By: /s/ Frank P. Leslie III
                                             --------------------------------
                                             Frank P. Leslie III
                                             Vice President

By: /s/ Lori-Anne Rosenberg
    ------------------------------
    Lori-Anne Rosenberg
    Assistant Vice President

                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 6/30/2003

                                    ($000's)

                                                                    6/30/2003
                                                                 --------------
ASSETS
     Cash and Due From Depository Institutions                   $   11,987,100
     Federal Reserve Stock                                                    0
     Securities                                                      35,336,411
     Federal Funds                                                    4,955,134
     Loans & Lease Financing Receivables                            118,648,100
     Fixed Assets                                                     1,864,465
     Intangible Assets                                                9,999,520
     Other Assets                                                     8,735,830
                                                                 --------------
         TOTAL ASSETS                                            $  191,526,560

LIABILITIES
     Deposits                                                    $  132,461,590
     Fed Funds                                                        5,061,915
     Treasury Demand Notes                                                    0
     Trading Liabilities                                                303,140
     Other Borrowed Money                                            20,320,775
     Acceptances                                                        150,586
     Subordinated Notes and Debentures                                6,326,523
     Other Liabilities                                                5,864,946
                                                                 --------------
         TOTAL LIABILITIES                                       $  170,489,475

EQUITY
     Minority Interest in Subsidiaries                           $      999,216
     Common and Preferred Stock                                          18,200
     Surplus                                                         11,015,123
     Undivided Profits                                                9,004,546
                                                                 --------------
         TOTAL EQUITY CAPITAL                                    $   21,037,085

TOTAL LIABILITIES AND EQUITY CAPITAL                             $  191,526,560

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Frank P. Leslie III
    -----------------------
    Vice President

Date: October 30, 2003